EXHIBIT 4.4

NUMBER	TENNESSEE	SHARES
TCB	COMMERCE
BANCORP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

COMMON STOCK                          CUSIP 88043P  10  8

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.50 PER SHARE OF

TENNESSEE COMMERCE BANCORP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.

DATED:

SECRETARY	CHAIRMAN AND CEO

[SEAL]

COUNTERSIGNED AND REGISTERED
REGISTRAR AND TRANSFER COMPANY
TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT —as tenants by the entireties	(Cust)	(Minor)
JT TEN —as joint tenants with right of	under Uniform Gifts to Minors Act
survivorship and not as tenants	(State)
in common

Additional abbreviations may also be used though not in the above list.

For Value Received,                                          do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                        Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                       Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:
In presence of

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

The signature(s) of the assignor(s) must be guaranteed hereon by a participant in either the Securities Transfer Agent’s Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Program (MSP).